Exhibit 99.1

ST. BERNARD SOFTWARE, INC.

2005 STOCK OPTION PLAN

1. PURPOSE. This Stock Option Plan (the “Plan”) is intended to serve as an incentive to, and to encourage stock ownership by certain eligible participants rendering services to St. Bernard Software, Inc., a Delaware corporation, and certain affiliates as set forth below (the “Corporation”), so that they may acquire or increase their proprietary interest in the Corporation and to encourage them to remain in the service of the Corporation.

2. ADMINISTRATION.

2.1 Committee. The Plan shall be administered by the Board of Directors of the Corporation (the “Board of Directors”), or a committee of two or more members appointed by the Board of Directors (the “Committee”). At the time that the Corporation has a class of equity securities which have been registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or is a publicly-held corporation under Internal Revenue Code Section 162(m), membership in the Committee is limited to Non-Employee Directors as defined in Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934 and outside directors as defined in Treasury Regulation § 1.162-27(e)(3). The Committee shall select one of its members as Chairman and shall appoint a Secretary, who need not be a member of the Committee. The Committee shall hold meetings at such times and places as it may determine and minutes of such meetings shall be recorded. Acts by a majority of the Committee in a meeting at which a quorum is present and acts approved in writing by a majority of the members of the Committee shall be valid acts of the Committee.

2.2 Term. If the Board of Directors selects a Committee, the members of the Committee shall serve on the Committee for the period of time determined by the Board of Directors and shall be subject to removal by the Board of Directors at any time. The Board of Directors may terminate the function of the Committee at any time and resume all powers and authority previously delegated to the Committee.

2.3 Authority. The Committee shall have sole discretion and authority to grant options under the Plan to eligible participants rendering services to the Corporation or any “parent” or “subsidiary” of the Corporation, as defined in Section 424 of the Internal Revenue Code of 1986, as amended (the “Code”) (“Parent or Subsidiary”), at such times, under such terms and in such amounts as it may decide. For purposes of this Plan and any Stock Option Agreement (as defined below), the term “Corporation” shall include any Parent or Subsidiary, if applicable. Subject to the express provisions of the Plan, the Committee shall have complete authority to interpret the Plan, to prescribe, amend and rescind the rules and regulations relating to the Plan, to determine the details and provisions of any Stock Option Agreement, to accelerate any options granted under the Plan and to make all other determinations necessary or advisable for the administration of the Plan.

2.4 Type of Option. The Committee shall have full authority and discretion to determine, and shall specify, whether the eligible individual will be granted options intended to qualify as incentive options under Section 422 of the Code (“Incentive Options”) or options which are not intended to qualify under Section 422 of the Code (“Non-Qualified Options”); provided, however, that Incentive Options shall only be granted to employees of the Corporation, or a Parent or Subsidiary thereof, and shall be subject to the special limitations set forth herein attributable to Incentive Options.

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2.5 Interpretation. The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under the Plan shall be final and binding on all parties having an interest in this Plan or any option granted hereunder. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under the Plan.

3. ELIGIBILITY.

3.1 General. All directors, officers, employees of and certain persons rendering services to the Corporation, or any Parent or Subsidiary relative to the Corporation’s, or any Parent’s or Subsidiary’s management, operation or development shall be eligible to receive options under the Plan. The selection of recipients of options shall be within the sole and absolute discretion of the Committee. No person shall be granted an Incentive Option under this Plan unless such person is an employee of the Corporation on the date of grant. No person shall be granted an option under this Plan unless such person has executed, if requested by the Committee, the grant representation letter set forth on Exhibit “A,” as such Exhibit may be amended by the Committee from time to time.

3.2 Termination of Eligibility.

3.2.1 If an optionee ceases to be employed by the Corporation, or its Parent or Subsidiary, is no longer an officer or member of the Board of Directors of the Corporation, or no longer performs services for the Corporation, or its Parent or Subsidiary, for any reason (other than for “cause,” as hereinafter defined, or such optionee’s death), any option granted hereunder to such optionee shall expire three months after the date the occurrence giving rise to such termination of eligibility (or 1 year in the event an optionee is “disabled,” as defined in Section 22(e)(3) of the Code) or upon the date it expires by its terms, whichever is earlier. Any option that has not vested in the optionee as of the date of such termination shall immediately expire and shall be null and void. The Committee shall, in its sole and absolute discretion, decide, utilizing the provisions set forth in Treasury Regulations § 1.421-7(h), whether an authorized leave of absence or absence for military or governmental service, or absence for any other reason, shall constitute termination of eligibility for purposes of this Section.

3.2.2 If an optionee ceases to be employed by the Corporation, or its Parent or Subsidiary, is no longer an officer or member of the Board of Directors of the Corporation, or no longer performs services for the Corporation, or its Parent or Subsidiary and such termination is as a result of “cause,” as hereinafter defined, then all options granted hereunder to such optionee shall expire on the date of the occurrence giving rise to such termination of eligibility or upon the date it expires by its terms, whichever is earlier, and such optionee shall have no rights with respect to any unexercised options. For purposes of this Plan, “cause” shall mean an optionee’s personal dishonesty, willful misconduct, theft, fraud, embezzlement, alcoholism, or drug abuse or making or attempting to make any unauthorized use or disclosure of confidential information or trade secrets of the Corporation or its parent or subsidiary corporations.

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3.3 Death of Optionee and Transfer of Option. In the event an optionee shall die, an option may be exercised (subject to the condition that no option shall be exercisable after its expiration and only to the extent that the optionee’s right to exercise such option had accrued at the time of the optionee’s death) at any time within twelve months after the optionee’s death by the executors or administrators of the optionee or by any person or persons who shall have acquired the option directly from the optionee by bequest or inheritance. Any option that has not vested in the optionee as of the date of death or termination of employment, whichever is earlier, shall immediately expire and shall be null and void. No option shall be transferable by the optionee other than by will or the laws of intestate succession.

3.3.1 Limitation on Incentive Options. No person shall be granted any Incentive Option to the extent that the aggregate fair market value of the Stock (as defined below) to which such options are exercisable for the first time by the optionee during any calendar year (under all plans of the Corporation as determined under Section 422(d) of the Code) exceeds $100,000.

4. IDENTIFICATION OF STOCK. The Stock, as defined herein, subject to the options shall be shares of the Corporation’s authorized but unissued or acquired or reacquired common stock (the “Stock”). The aggregate number of shares subject to outstanding options shall not exceed 5,000,000 shares of Stock (subject to adjustment as provided in Section 6). If any option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for purposes of this Plan.

Notwithstanding the above, at no time shall the total number of shares of Stock issuable upon exercise of all outstanding options and the total number of shares of Stock provided for under any stock bonus or similar plan of the Corporation exceed 30% as calculated in accordance with the conditions and exclusions of §260.140.45 of Title 10, California Code of Regulations, based on the shares of the issuer which are outstanding at the time the calculation is made.

5. TERMS AND CONDITIONS OF OPTIONS. Any option granted pursuant to the Plan shall be evidenced by an agreement (“Stock Option Agreement”) in such form as the Committee shall from time to time determine, which agreement shall comply with and be subject to the following terms and conditions:

5.1 Number of Shares. Each option shall state the number of shares of Stock to which it pertains.

5.2 Option Exercise Price. Each option shall state the option exercise price, which shall be determined by the Committee; provided, however, that (i) the exercise price of any Incentive Option shall not be less than the fair market value of the Stock, as determined by the Committee, on the date of grant of such option, (ii) the exercise price of any Incentive Option granted to an employee who owns more than 10% of the total combined voting power of all classes of the Corporation’s stock, as determined for purposes of Section 422 of the Code, shall not be less than 110% of the fair market value of the Stock, as determined by the Committee, on the date of grant of such option, and (iii) the exercise price of any Non-Qualified Option shall not be less than 100% of

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the fair market value of the Stock, as determined by the Committee, on the date of grant of such option. In the event that the fair market value of the price of the common stock declines below the price at which the option is granted, the Committee shall have the discretion and authority to cancel, reduce, or otherwise modify the price of any unexercised option, including, but not limited to, a regrant of the option at a new price more commensurate with the fair market value of the stock. The Committee must receive the approval of the Board of Directors before any action is taken in accordance with this provision.

5.3 Term of Option. The term of an option granted hereunder shall be determined by the Committee at the time of grant, but shall not exceed ten years from the date of the grant. The term of any Incentive Option granted to an employee who owns more than 10% of the total combined voting power of all classes of the Corporation’s stock, as determined for purposes of Section 422 of the Code, shall in no event exceed five years from the date of grant. All options shall be subject to early termination as set forth in this Plan. In no event shall any option be exercisable after the expiration of its term.

5.4 Method of Exercise. An option shall be exercised by written notice to the Corporation by the optionee (or successor in the event of death) and execution by the optionee of an exercise representation letter in the form set forth on Exhibit “B,” as such Exhibit may be amended by the Committee from time to time. Such written notice shall state the number of shares with respect to which the option is being exercised and designate a time, during normal business hours of the Corporation, for the delivery thereof (“Exercise Date”), which time shall be at least 30 days after the giving of such notice unless an earlier date shall have been mutually agreed upon. At the time specified in the written notice, the Corporation shall deliver to the optionee at the principal office of the Corporation, or such other appropriate place as may be determined by the Committee, a certificate or certificates for such shares. Notwithstanding the foregoing, the Corporation may postpone delivery of any certificate or certificates after notice of exercise for such reasonable period as may be required to comply with any applicable listing requirements of any securities exchange. In the event an option shall be exercisable by any person other than the optionee, the required notice under this Section shall be accompanied by appropriate proof of the right of such person to exercise the option.

5.5 Medium and Time of Payment. The option exercise price shall be payable in full on or before the option Exercise Date in any one of the following alternative forms:

5.5.1 Full payment in cash or certified bank or cashier’s check;

5.5.2 Full payment in shares of Stock held by the optionee for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and having a fair market value on the Exercise Date in the amount equal to the option exercise price;

5.5.3 Full payment in the form of a promissory note bearing interest at not less than the applicable federal rate in effect at the time of execution of the promissory note;

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5.5.4 Should the Corporation’s outstanding Stock be registered under Section 12(g) of the Exchange Act, at the time the option is exercised, through a special sale and remittance procedure pursuant to which the optionee shall concurrently provide irrevocable written instruction to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale;

5.5.5 A combination of the consideration set forth in Sections 5.5.1, through 5.5.4 equal to the option exercise price; or

5.5.6 Any other method of payment complying with the provisions of Section 422 of the Code with respect to Incentive Options, provided the terms of payment are established by the Committee at the time of grant and any other method of payment established by the Committee with respect to Non-Qualified Options.

5.6 Fair Market Value. The fair market value of a share of Stock on any relevant date shall be determined in accordance with the following provisions:

5.6.1 If the Stock at the time is neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, then the fair market value shall be determined by the Committee after taking into account such factors as the Committee shall deem appropriate.

5.6.2 If the Stock is not at the time listed or admitted to trading on any stock exchange but is traded in the over-the-counter market, the fair market value shall be the mean between the highest bid and lowest asked prices (or, if such information is available, the closing selling price) of one share of Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its NASDAQ system or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Stock on the date in question, then the mean between the highest bid price and lowest asked price (or the closing selling price) on the last preceding date for which such quotations exist shall be determinative of fair market value.

5.6.3 If the Stock is at the time listed or admitted to trading on any stock exchange, then the fair market value shall be the closing selling price of one share of Stock on the date in question on the stock exchange determined by the Committee to be the primary market for the Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

5.7 Rights as a Shareholder. An optionee or successor shall have no rights as a shareholder with respect to any Stock underlying any option until the date of the issuance to such optionee of a certificate for such Stock. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Stock certificate is issued, except as provided in Section 6.

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5.8 Modification, Extension and Renewal of Options. Subject to the terms and conditions of the Plan, the Committee may modify, extend or renew outstanding options granted under the Plan, or accept the surrender of outstanding options (to the extent not exercised) and authorize the granting of new options in substitution therefor.

5.9 Vesting and Restrictions. The option agreements authorized under the Plan shall contain such other provisions, including without limitation, restrictions upon the exercise of the option, as the Committee shall deem advisable. Thus, for example, the Committee may require that all or any portion of an option not be exercisable until a specified period of time has passed or some other event has occurred.

5.10 Other Provisions. The Stock Option Agreements shall contain such other provisions, including without limitation, restrictions or conditions upon the exercise of options, as the Committee shall deem advisable.

6. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

6.1 Subdivision or Consolidation. Subject to any required action by shareholders of the Corporation, the number of shares of Stock covered by each outstanding option, and the exercise price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock of the Corporation resulting from a subdivision or consolidation of shares, including, but not limited to, a stock split, reverse stock split, recapitalization, continuation or reclassification, or the payment of a stock dividend (but only on the Stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Corporation. Any fraction of a share subject to option that would otherwise result from an adjustment pursuant to this Section shall be rounded downward to the next full number of shares without other compensation or consideration to the holder of such option.

6.2 Capital Transactions.

6.2.1 Upon (i) the consummation of a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Corporation and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Corporation and its Subsidiaries to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are owned by stockholders of the Corporation in substantially the same proportions as their ownership of the outstanding voting securities of the Corporation immediately prior to such sale, lease, license or other disposition; (ii) the consummation of a merger, consolidation or similar transaction involving (directly or indirectly) the Corporation and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Corporation immediately prior thereto do not own, directly or indirectly, either (A) outstanding voting securities representing more than fifty

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percent (50%) of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their ownership of the outstanding voting securities of the Corporation immediately prior to such transaction; or (iii) the stockholders of the Corporation approve or the Board approves a plan of complete dissolution or liquidation of the Corporation, or a complete dissolution or liquidation of the Corporation, or similar transaction as determined by the Committee, shall otherwise occur, except for a liquidation into a parent corporation (“Capital Transaction”), all outstanding options under this Plan shall terminate and cease to be outstanding, unless the successor corporation or parent thereof assumes or continues such outstanding options or substitutes similar options for such outstanding options. In the event of a Capital Transaction in which the successor corporation or parent thereof does not assume or continue such outstanding options or substitute similar options for such outstanding options, then with respect to options that have not been assumed, continued or substituted and that are held by optionees whose Continuous Service has not terminated prior to the effective time of the Capital Transaction, the vesting of such stock options may, in the Board’s sole discretion, be accelerated in full to a date prior to the effective time of such Capital Transaction and such stock options shall terminate if not exercised at or prior to the effective time of the Capital Transaction. Notwithstanding any other provision in this Section 6.2, a Capital Transaction shall not include a merger of the Corporation with or into a shell corporation for the purpose of facilitating a public offering of the stock of the Corporation.

6.2.2 If (i) a Capital Transaction occurs, (ii) the outstanding options are assumed, continued or substituted in connection with the Capital Transaction and (iii) as of, or within one (1) month prior to, or six (6) months after, the effective time of such Capital Transaction the optionee’s Continuous Service, as hereinafter defined, terminates due to an involuntary termination (not including death or “disability” as defined in Section 22(e)(3) of the Code) without “cause” (as defined in section 3.2.2 herein) or due to a voluntary resignation with Good Reason (as hereinafter defined), then the vesting and exercisability of the optionee’s options shall be accelerated in full. If such termination of Continuous Service occurs prior to the applicable Capital Transaction, the vesting and exercisability of the options shall be accelerated on the date of the Capital Transaction and if such termination of Continuous Service occurs on or after the applicable Capital Transaction, the vesting and exercisability of the options shall be accelerated on the date of the termination of Continuous Service.

6.2.3 For purposes of this Plan, “Continuous Service” shall mean that an optionee’s service with the Corporation or any Parent or Subsidiary, whether as an employee, director or consultant, is not interrupted or terminated. A change in the capacity in which the optionee renders service to the Corporation or any Parent or Subsidiary as an employee, consultant or director or a change in the entity for which the optionee renders such service, provided that there is no interruption or termination of the optionee’s service with the Corporation or any Parent or Subsidiary, shall not terminate an optionee’s Continuous Service. For example, a change in status from an employee of the Corporation to a consultant to a Parent or to a director shall not constitute an interruption of Continuous Service. To the extent permitted by law, the Board of Directors or the chief executive officer of the Corporation, in that party’s sole

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discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in an option only to such extent as may be provided in the Corporation’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the optionee, or as otherwise required by law.

6.2.4 For purposes of this Plan, “Good Reason” shall mean that one or more of the following are undertaken by the Corporation without the optionee’s express written consent: (i) the assignment to the optionee of any duties or responsibilities that results in a material diminution in the optionee’s function as in effect immediately prior to the effective date of the Capital Transaction; provided, however, that a change in the optionee’s title or reporting relationships shall not provide the basis for a voluntary termination with Good Reason; (ii) a material reduction by the Corporation in the optionee’s annual base salary, as in effect on the effective date of the Capital Transaction or as increased thereafter; provided, however, that Good Reason shall not be deemed to have occurred in the event of a reduction in the optionee’s annual base salary that is pursuant to a salary reduction program affecting substantially all of the employees of the Corporation and that does not adversely affect the optionee to a greater extent than other similarly situated employees; provided further, however, that Good Reason shall be deemed to have occurred if such salary reduction program results in a reduction of the optionee’s annual base salary by more than twenty percent, regardless of whether such reduction affects other similarly-situated employees to the same extent as the optionee; (iii) a relocation of the optionee’s principal place of work to a location that would increase the optionee’s one-way commute from his or her personal residence to the new principal place of work by more than thirty (30) miles; or (iv) a material breach by the Corporation of any provision of the Plan or the Stock Option Agreement or any other material agreement between the optionee and the Corporation concerning the terms and conditions of the optionee’s employment.

6.3 Adjustments. To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

6.4 Ability to Adjust. The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

6.5 Notice of Adjustment. Whenever the Corporation shall take any action resulting in any adjustment provided for in this Section, the Corporation shall forthwith deliver notice of such action to each optionee, which notice shall set forth the number of shares subject to the option and the exercise price thereof resulting from such adjustment.

6.6 Limitation on Adjustments. Any adjustment, assumption or substitution of an Incentive Option shall comply with Section 425 of the Code, if applicable.

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7. NONASSIGNABILITY. Options granted under this Plan may not be sold, pledged, assigned or transferred in any manner other than by will or by the laws of intestate succession, and may be exercised during the lifetime of an optionee only by such optionee. Any transfer in violation of this Section shall void such option, and any Stock Option Agreement entered into by the optionee and the Corporation regarding such transferred option shall be void and have no further force or effect. No option shall be pledged or hypothecated in any way, nor shall any option be subject to execution, attachment or similar process.

8. CASH-OUT OF OPTIONS.

Once the Corporation’s outstanding Stock is registered under Section 12(g) of the Exchange Act, one or more optionees subject to the short-swing profit restrictions of the Federal securities laws may, in the Committee’s sole discretion, be granted limited cash-out rights to operate in tandem with their outstanding options under the Plan. Any option with such a limited right in effect for at least six (6) months shall automatically be canceled upon the acquisition of fifty percent (50%) or more of the Corporation’s outstanding Stock (excluding the Stock holdings of officers and directors of the Corporation who participate in this Plan) pursuant to a tender or exchange offer made by a person or group of related persons (other than the Corporation or a person that directly or indirectly controls, is controlled by or is under common control with the Corporation) which the Board of Directors does not recommend the Corporation’s stockholders to accept. In return for the canceled option, the optionee shall be entitled to a cash contribution from the Corporation in an amount equal to the excess of (i) the Cash-Out Price of the shares of Stock in which the optionee is vested under the canceled option over (ii) the aggregate exercise price payable for such vested shares. The cash distribution payable upon such cancellation shall be made within five (5) days following the completion of such tender or exchange offer, and neither the approval of the Committee nor the consent of the Board of Directors shall be required in connection with such cancellation and distribution.

For purposes of calculating the cash distribution, the Cash-Out Price per share of the vested Stock subject to the canceled option shall be deemed to be equal to the greater of (i) the fair market value per share on the date of surrender, as determined in accordance with the valuation provisions of subsection 5.6, or (ii) the highest reported price per share paid in effecting the tender or exchange offer. However, if the canceled option is an Incentive Option, then the Cash-Out Price shall not exceed the value per share determined under clause (i) above.

The shares of Stock subject to any option canceled for an appreciation distribution in accordance with this Section 8 shall not be available for subsequent option grants under the Plan.

9. RIGHT OF FIRST REFUSAL.

Stock issued pursuant to this Plan together with any rights, securities or additional stock that have been received pursuant to a stock dividend, stock split, reorganization or other transaction that has been received as a result of an employee option or stock acquired pursuant thereto shall be subject to a right of first refusal by the Corporation in the event the holder of such shares proposes to sell, pledge or otherwise transfer said shares or any interest in said shares to any person or entity. Any holder of shares of Stock (or

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other securities) acquired under the Plan desiring to transfer such Stock (or other securities) or any interest therein shall give written notice to the Corporation describing the proposed transfer, including the price of shares proposed to be transferred, the proposed transfer price and terms, and the name and address of the proposed transferee. Unless otherwise agreed by the Corporation and the holder of such shares, repurchases by the Corporation under this Section shall be at the proposed price and terms specified in the notice to the Corporation. The Corporation’s rights under this Section shall be freely assignable.

If the Corporation fails to exercise its right of first refusal within 30 days from the date upon which the Corporation received the shareholder’s written notice, the shareholder may, within the next 90 days, conclude a transfer of the exact number of shares covered by said notice on terms not more favorable to the transferee than those described in the notice. Any subsequent proposed transfer by such transferee shall again be subject to the Corporation’s right of first refusal. If the Corporation exercises its right of first refusal, the shareholder shall endorse and deliver to the Corporation the stock certificates representing the shares being repurchased, and the Corporation shall promptly pay the shareholder the total repurchase price as set forth in the terms of the agreement. The holders of shares being repurchased pursuant to this Section shall cease to have any rights with respect to such shares immediately upon repurchase.

No written notice of a proposed transfer shall be required under this Section and no right of first refusal shall exist with respect to transfers by will or the laws of intestate succession.

The right of first refusal set forth in this Section shall terminate upon the consummation of an underwritten public offering of the Corporation’s Stock registered under the Securities Act of 1933, as amended (the “Act”).

Any attempted transfer of any Stock or securities subject to this right of first refusal which is not made in compliance with this Section shall be null and void.

The Committee may assign the Corporation’s repurchase option under this Section to any person selected by the Committee including one or more or the shareholders of the Corporation.

10. NO RIGHT OF EMPLOYMENT. Neither the grant nor exercise of any option nor anything in this Plan shall impose upon the Corporation or any other corporation any obligation to employ or continue to employ any optionee. The right of the Corporation and any other corporation to terminate any employee shall not be diminished or affected because an option has been granted to such employee.

11. TERM OF PLAN. This Plan is effective on the date the Plan is adopted by the Board of Directors and options may be granted pursuant to the Plan from time to time within a period of ten (10) years from such date, or the date of any required shareholder approval required under the Plan, if earlier. Termination of the Plan shall not affect any option theretofore granted.

12. AMENDMENT OF THE PLAN. The Board of Directors of the Corporation may, subject to any required shareholder approval, suspend, discontinue or terminate the Plan, or revise or amend it in any respect whatsoever with respect to any shares of Stock at that time not subject to options.

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13. APPLICATION OF FUNDS. The proceeds received by the Corporation from the sale of Stock pursuant to options may be used for general corporate purposes.

14. RESERVATION OF SHARES. The Corporation, during the term of this Plan, shall at all times reserve and keep available such number of shares of Stock as shall be sufficient to satisfy the requirements of the Plan.

15. NO OBLIGATION TO EXERCISE OPTION. The granting of an option shall not impose any obligation upon the optionee to exercise such option.

16. APPROVAL OF BOARD OF DIRECTORS AND SHAREHOLDERS. The Plan shall not take effect until approved by the Board of Directors of the Corporation. This Plan shall be approved by a vote of the shareholders within 12 months from the date of approval by the Board of Directors. In the event such shareholder vote is not obtained, all options granted hereunder, whether vested or unvested, shall be null and void. Further, any stock acquired pursuant to the exercise of any options under this Agreement may not count for purposes of determining whether shareholder approval has been obtained.

17. WITHHOLDING TAXES. Notwithstanding anything else to the contrary in this Plan or any Stock Option Agreement, the exercise of any option shall be conditioned upon payment by such optionee in cash, or other provisions satisfactory to the Committee, of all local, state, federal or other withholding taxes applicable, in the Committee’s judgment, to the exercise or to later disposition of shares acquired upon exercise of an option (including any repurchase of an option or the Stock).

18. PARACHUTE PAYMENTS. Any outstanding option under the Plan may not be accelerated to the extent any such acceleration of such option would, when added to the present value of other payments in the nature of compensation which becomes due and payable to the optionee would result in the payment to such optionee of an excess parachute payment under Section 280G of the Code. The existence of any such excess parachute payment shall be determined in the sole and absolute discretion of the Committee.

19. SECURITIES LAWS COMPLIANCE. Notwithstanding anything contained herein, the Corporation shall not be obligated to grant any option under this Plan or to sell, issue or effect any transfer of any Stock unless such grant, sale, issuance or transfer is at such time effectively (i) registered or exempt from registration under the Securities Act of 1933, as amended (the “Act”), and (ii) qualified or exempt from qualification under the California Corporate Securities Law of 1968 and any other applicable state securities laws. As a condition to exercise of any option, each optionee shall make such representations as may be deemed appropriate by counsel to the Corporation for the Corporation to use any available exemption from registration under the Act or qualification under any applicable state securities law.

20. RESTRICTIVE LEGENDS. The certificates representing the Stock issued upon exercise of options granted pursuant to this Plan will bear any legends required by applicable securities laws as determined by the Committee.

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21. NOTICES. Any notice to be given under the terms of the Plan shall be addressed to the Corporation in care of its Secretary at its principal office, and any notice to be given to an optionee shall be addressed to such optionee at the address maintained by the Corporation for such person or at such other address as the optionee may specify in writing to the Corporation.

22. INFORMATION TO PARTICIPANTS. The Corporation shall make available to all holders of options the information required pursuant to § 260.140.46 of the California Code of Regulations.

As amended and restated by the Board of Directors on January 2, 2008.

ST. BERNARD SOFTWARE, INC., a Delaware corporation

By:	/s/ Vince Rossi
Vince Rossi, CEO and President

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